UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): March 15, 2019

FOCUS UNIVERSAL INC.

(Exact Name of Registrant as Specified in its Charter)

Nevada	000-55247	46-3355876
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2311 East Locust Street Ontario, California	91761
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: (626) 272-3883
Registrant’s Fax Number, Including Area Code: (917) 791-8877

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company   ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☐

Item 1.01	Entry Into a Material Definitive Agreement

On March 15, 2019, Focus Universal Inc. (the “Company”) (OTCQB: FCUV) entered into a stock purchase agreement with AVX Design & Integration, Inc. (“AVX”) whereby the Company purchased 100% of the outstanding stock of AVX, an Internet of Things (“IoT”) installation company (the “Acquisition Transaction”). Pursuant to the Acquisition Transaction, the Company will purchase all 2,000 shares of the outstanding common stock of AVX for $875,000. The purchase price will be paid as follows: (1) $550,000 payable in cash at closing; (2) $275,000 payable in 39,286 shares of the Company’s common stock issued upon closing; and (3) $50,000 payable in the form of a secured promissory note at 6% interest over 12 months secured by six shares of AVX common stock.

In addition, Patrick Calderone, the CEO of AVX, entered into a consulting agreement with the Company pursuant to which he will offer 200 hours of consulting following the Acquisition Transaction and will offer additional training on top of that for $150 per hour (for remote consultation), and $300 per hour (for on-site consultation) going forward.

AVX is an IoT installation and management company, based in southern California that was established in 1993 by Patrick Calderone. AVX is a design and installation provider for high performance Audio Visual, Home Theater, Lighting Control, Automation and Integration There are approximately 11 employees and is currently based in Culver City, California.

"This addition to Focus Universal is aligned with the company’s effort to become a leading provider in residential and commercial IOT" said Dr. Desheng Wang, chief executive officer of Focus Universal. "For the company to be disruptive in the residential and commercial automation markets, we must work with experts who have years of hands-on experience in the industry.”

Item 7.01	Regulation FD Disclosure

A press release issued on March 15, 2019 announcing the Acquisition Transaction. A copy of that press release is attached hereto as Exhibit 99.1.

Item 9.01	Financial Statements and Exhibits

(d) Exhibits

Number	Title
99.1	Press Release of Focus Universal Inc. dated March 15, 2019
99.2	Form of Stock Purchase Agreement, dated March 15, 2019
99.3	Form of Secured Promissory Note, dated March 15, 2019
99.4	Form of Stock Pledge Agreement, dated March 15, 2019
99.5	Form of Subscription Agreement, dated March 15, 2019
99.6	Form of Consulting Agreement, dated March 15, 2019

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SIGNATURES

Pursuant to the requirements of the Exchange Act, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FOCUS UNIVERSAL INC.

Date: March 18, 2019	By:	/s/ Desheng Wang
Name: Desheng Wang
Title: Chief Executive Officer

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